UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 25, 2024

NEWELL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6655 Peachtree Dunwoody Road,
Atlanta, Georgia 30328
(Address of principal executive offices including zip code)
(770) 418-7000
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On October 25, 2024 Newell Brands Inc. (the “Company”) issued a press release, including additional financial information, to report the Company’s earnings for the quarter ended September 30, 2024, which is attached to this report as Exhibit 99.1.
Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain financial measures that are not in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for certain prior periods. In addition to its GAAP results, the Company has provided and will continue to provide certain non-GAAP financial measures, referred to as “normalized” measures, which provide investors supplementary information helpful in understanding the Company’s underlying operating performance. Commencing in the third quarter of 2024, the Company changed its normalization practice. Historically, the Company has excluded from normalized results inventory write-downs and accelerated depreciation charges relating to restructuring and exit activities that were reflected within its restructuring-related costs non-GAAP adjustment. Beginning in the third quarter 2024, the Company no longer excludes these charges from its normalized results. The Company also ceased to exclude from normalized results prior period adjustments related to a bad debt reserve and subsequent recovery related to the bankruptcy of an international customer. The reconciliations in Exhibit 99.2 reflect these changes.
The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated October 25, 2024, issued by Newell Brands Inc. and Additional Financial Information
99.2	Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures for certain prior periods
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: October 25, 2024	By:	/s/ Mark J. Erceg
Mark J. Erceg
Chief Financial Officer

Exhibit 99.1
NEWELL BRANDS INC.

Press Release, dated October 25, 2024 issued by Newell Brands Inc., and Additional Financial Information

Exhibit 99.2
NEWELL BRANDS INC.
Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures for certain prior periods.
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